CNI CHARTER FUNDS
Prime Money Market Fund
Government Money Market Fund
California Tax Exempt Money Market Fund
Supplement dated October 6, 2008 to Prospectuses dated January 31, 2008
This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.
The U.S. Treasury Department has established a Temporary Guarantee Program for Money Market Funds (the “Program”). The Program is voluntary and is open to most money market funds and provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to shareholders in participating money market funds that they will receive $1.00 for each participating money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund’s net asset value per share falls below $0.995, commonly referred to as “breaking the buck.”
While the CNI Charter Prime Money Market Fund, Government Money Market Fund and California Tax Exempt Money Market Fund (collectively, the “CNI Money Market Funds”) have not experienced difficulties in maintaining their $1.00 share price, and City National Asset Management, Inc. does not currently foresee any future difficulty in maintaining that price, there can be no assurance that each CNI Money Market Fund will be able to do so. Therefore, at a meeting held on September 29, 2008, the Board of Trustees of CNI Charter Funds determined that, considering the cost of the premium and the potential benefits of the Program to the shareholders of each CNI Money Market Fund, each of the CNI Money Market Funds will apply to participate in the Program. The cost of the premium for its participation in the Program will be borne by each CNI Money Market Fund.
The Program covers shareholders of a participating money market fund for amounts they held in that fund as of the close of business on September 19, 2008. Any increase in the number of shares of that fund held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of a participating money market fund for a new account after the close of business on September 19, 2008 will not be guaranteed. If shares of a participating fund held by a shareholder as of the close of business on September 19, 2008 are sold before the guarantee is called upon, then the guarantee will only cover the lesser of (i) the number of fund shares held by the shareholder as of the close of business on September 19, 2008, or (ii) the number of fund shares held by the shareholder on the date the guarantee is called upon. A participating fund shareholder account whose account balance drops to zero after September 19, 2008 will no longer be covered by the guarantee, even if the shareholder subsequently reinvests in the fund or in another fund that is also participating in the Program.
Under the terms of the Program, if the guarantee is called upon with respect to a CNI Money Market Fund, the Board of Trustees of CNI Charter Funds will be required to liquidate that Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program.
The Program is designed to address temporary dislocations in credit markets. The Program will exist for an initial three-month term beginning September 19, 2008, after which the Secretary of the Treasury will review the need and terms for extending the Program. Following the initial three-month term, the Secretary has the option to renew the Program up to the close of business on September 18, 2009. Each CNI Money Market Fund would have to renew its participation at the extension point to maintain coverage and would have to pay additional fees in connection with any renewal beyond the Program’s initial three-month term. If the Secretary chooses not to renew the Program at the end of the initial three-month period, the Program will terminate. Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion).

For additional information on the program, visit the U.S. Treasury Department’s website at www.ustreas.gov.
Neither this prospectus supplement, the prospectuses referred to above, nor the CNI Money Market Funds are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.
The following paragraph is inserted as the last paragraph of footnote (3) to the “Annual Fund Operating Expenses” table on page 3, page 6, and page 9 of each Prospectus referred to above:
The Investment Manager has extended its voluntary agreement to limit its fees or reimburse the Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses for this Class to the amount in this footnote (the “Expense Cap”) through January 30, 2009. The Expense Cap excludes the premium for the Fund’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.